SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 14, 2001

                                 GLOBESPAN, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

              000-26401                            75-2658218

      (Commission File Number)         (IRS Employer Identification No.)


          100 Schulz Drive                           07701
        Red Bank, New Jersey

   (Address of Principal Executive                 (Zip Code)
              Offices)


       Registrant's telephone number, including area code: (732) 345-7500


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.     OTHER EVENTS.


      On November 14, 2001, GlobeSpan, Inc. issued a joint press release with Virata Corporation, announcing that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 had been granted, with respect to the previously-announced merger between GlobeSpan and Virata. A copy of the joint press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (c)   Exhibits.

      Exhibit 99.1 Joint GlobeSpan, Inc. and Virata Corporation press release dated November 14, 2001.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 15, 2001              GlobeSpan, Inc.
                                      (Registrant)

                                      By: /s/Richard Gottuso
                                         -----------------------
                                         Name:  Richard Gottuso
                                         Title: Secretary





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                                   Exhibit Index



      Exhibit 99.1 Joint GlobeSpan, Inc. and Virata Corporation Press release dated November 14, 2001.